Exhibit 99.1

HELMERICH & PAYNE, INC. ANNOUNCES COMMENCEMENT OF EXCHANGE
OFFER AND CONSENT SOLICITATION FOR HELMERICH & PAYNE
INTERNATIONAL DRILLING CO. NOTES

November 19, 2018

TULSA, Okla., November 19, 2018 — Helmerich & Payne, Inc. (“H&P”) (NYSE: HP) announced today the commencement of an exchange offer (the “Exchange Offer”) through which it will exchange up to $500,000,000 aggregate principal amount of new 4.65% Senior Notes due 2025 issued by H&P (the “New H&P Notes”), with registration rights, and cash, for any and all outstanding 4.65% Senior Notes due 2025 (the “Existing Notes”) issued by Helmerich & Payne International Drilling Co., a direct, wholly owned subsidiary of H&P (“H&P Drilling Co.”).

The Exchange Offer is being carried out in coordination with the reorganization of our active International Land drilling operations and our Offshore Drilling operations into separate, wholly owned subsidiaries of H&P. This may result in the transfer of certain assets from H&P Drilling Co. to other wholly owned subsidiaries of H&P. We believe that reorganizing these businesses into separate wholly owned subsidiaries of H&P will foster operational efficiency, simplify our organizational structure and provide additional clarity in our internal reporting. By participating in the Exchange Offer, Eligible Holders (as defined herein) of Existing Notes will have the same priority with respect to these segments as other main creditors of H&P and H&P Drilling Co., including the Existing Notes and our new senior unsecured $750,000,000 revolving credit facility.

The following table sets forth the Exchange Consideration, Early Tender Premium and Total Exchange Consideration for the Existing Notes for which the New H&P Notes are being offered:

Title of Series	CUSIP Number	Maturity Date	Aggregate Principal Amount Outstanding	Exchange Consideration(1)	Early Tender Premium(1)	Total Exchange Consideration(1)(2)
4.65% Senior Notes due 2025	423457 AB6	March 15, 2025	$500,000,000	$970 principal amount of New H&P 4.65% Senior Notes due 2025	$30 principal amount of New H&P 4.65% Senior Notes due 2025 and $2.50 in cash	$1,000 principal amount of New H&P 4.65% Senior Notes due 2025 and $2.50 in cash

(1)     For each $1,000 principal amount of Existing Notes accepted for exchange.

(2)     Includes Early Tender Premium.

Concurrently with the Exchange Offer being made by H&P, H&P Drilling Co. is soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments (the “Proposed Amendments”) to the indenture governing the Existing Notes (the “Existing Indenture”), which include (i) eliminating substantially all of the restrictive covenants in the Existing Indenture and (ii) limiting the reporting covenant under the Existing Indenture so that H&P Drilling Co. is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended. Holders of Existing Notes may not deliver their consents in the Consent Solicitation without tendering Existing Notes in the Exchange Offer. If a holder of Existing Notes tenders Existing Notes in the Exchange Offer, such holder will be deemed to deliver its consent with respect to the tendered Existing Notes in the Consent Solicitation.

The Exchange Offer and Consent Solicitation are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated November 19, 2018. The settlement date for the Exchange Offer (the “Settlement Date”) will occur promptly after the Expiration Date (as defined herein) and is expected to occur within two business days after the Expiration Date.

Holders who validly tender (and do not validly withdraw) their Existing Notes at or prior to 5:00 p.m., New York City time, on December 3, 2018, unless extended (the “Early Tender Date”), will be eligible to receive the Total Exchange Consideration as set forth in the table above, which includes the Early Tender Premium as set forth in the table. For each $1,000 principal amount of Existing Notes validly tendered after the Early Tender Date but prior to 11:59 p.m., New York City time, on December 17, 2018, unless extended (the “Expiration Date”), holders of

Existing Notes will not be eligible to receive the Early Tender Premium and, accordingly, will only be eligible to receive the Exchange Consideration as set forth in the table above. In addition, all holders whose Existing Notes are validly tendered and accepted for exchange in the Exchange Offer will receive a cash payment equal to the accrued and unpaid interest on their Existing Notes accepted for exchange from the last interest payment date of the Existing Notes up to but excluding the Settlement Date. Tenders of Existing Notes in the Exchange Offer may be validly withdrawn and consents to the Proposed Amendments may be revoked at any time prior to the earlier of the Early Tender Date and the execution of a supplemental indenture to the Existing Indenture implementing the Proposed Amendments, subject to limited exceptions, unless such time is extended.

None of H&P, H&P Drilling Co., the dealer managers for the Exchange Offer and Consent Solicitation, the information agent, the exchange agent or the trustee for the Existing Notes and the New H&P Notes makes any recommendation in connection with the Exchange Offer or Consent Solicitation as to whether any holder of Existing Notes should tender or refrain from tendering all or any portion of the principal amount of that holder’s Existing Notes (and in so doing, consent to the adoption of the Proposed Amendments), and no one has been authorized by any of them to make such a recommendation.

Documents relating to the Exchange Offer and Consent Solicitation will be distributed to eligible holders of Existing Notes who complete and return an eligibility form confirming that they are either “qualified institutional buyers” within the meaning of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or not “U.S. persons” and are outside of the United States (other than in Canada) within the meaning of Regulation S of the Securities Act for purposes of applicable securities laws (“Eligible Holders”). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the offering memorandum and consent solicitation statement and related letter of transmittal and consent, copies of which may be obtained by Eligible Holders by contacting D.F. King & Co., Inc., the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, at (800) 967-4614 (U.S. toll-free) or (212) 269-5550 (banks and brokers). The eligibility form is available electronically at: http://www.dfking.com/hp.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offer and Consent Solicitation are being made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and consent and only to such persons and in such jurisdictions as are permitted under applicable law.

The New H&P Notes offered in the Exchange Offer have not been registered under the Securities Act or any state or foreign securities laws. Therefore, the New H&P Notes may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state or foreign securities laws.

About Helmerich & Payne, Inc.

Founded in 1920, Helmerich & Payne, Inc. (H&P) (NYSE: HP) is committed to delivering industry leading levels of drilling productivity and reliability. H&P operates with the highest level of integrity, safety and innovation to deliver superior results for our customers and returns for shareholders. Through its subsidiaries, H&P designs, fabricates and operates high-performance drilling rigs in conventional and unconventional plays around the world. H&P also develops and implements advanced automation, directional drilling and survey management technologies. H&P’s fleet includes 350 land rigs in the U.S., 32 international land rigs and eight offshore platform rigs. For more information, see H&P online at www.hpinc.com.

Forward-Looking Statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this release, including, without limitation, expected timing of completion of, and anticipated effects of participating in, the Exchange Offer and receipt of requisite consents in the Consent Solicitation and the reorganization of our International Land drilling operations and our Offshore Drilling operations, including the related transfers of assets and the anticipated benefits of such reorganization, are forward-looking statements. For information regarding risks and uncertainties associated with our business, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the H&P’s filings with the Securities and Exchange Commission, including but not limited to its annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. As a result of these factors, our actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law.

IR Contact:
Dave Wilson, Director of Investor Relations
918-588-5190
investor.relations@hpinc.com

Source: Helmerich & Payne, Inc.